UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) February 18, 2009
TRW Automotive Holdings Corp.
(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-31970	81-0597059

(Commission File Number)	(IRS Employer Identification No.)

12001 Tech Center Drive, Livonia, Michigan	48150

(Address of Principal Executive Offices)	(Zip Code)
(734) 855-2600

(Registrant’s Telephone Number, Including Area Code)
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits
SIGNATURE
Form of Amendment to Employment Agreement, dated as of February 26, 2009, between TRW Automotive Inc. and TRW Limited, as applicable, and each of its named executive officers
Form of TRW Automotive Inc. Executive Officer Cash Incentive Award Agreement, dated as of February 26, 2009
Form of TRW Automotive Inc. Executive Officer Retention Award Agreement, dated as of February 26, 2009
Form of TRW Automotive Inc. Director Cash Incentive Award Agreement, dated as of February 26, 2009

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
At a meeting held on February 18, 2009, the Compensation Committee (the “Committee”) of the Board of Directors of TRW Automotive Holdings Corp. and TRW Automotive Inc. (collectively, the “Company”) approved and authorized the Company to amend the Annual Non-Equity Incentive (Bonus) Plan (the “Bonus Plan”) for 2009 and the employment agreements of each of the named executive officers (each, an “Executive”) to reflect those Bonus Plan changes, and to enter into Executive Officer Cash Incentive Award Agreements and Executive Officer Retention Award Agreements with each Executive. The terms Disability, Cause, Good Reason and Change in Control as used below are defined in the Executives’ employment agreements.
Amendment to Bonus Plan
As a result of unstable economic conditions and the increased difficulty in accurately forecasting global automobile production and other factors, the Committee elected to increase the proportion of the 2009 Bonus Plan award calculation that will be subject to the Committee’s discretion. The three factors that comprise the Bonus Plan will remain the same as in previous years, however the weighting of each of these factors will be modified. The EBITDAP factor will be reduced to a 25% weighting (40% in previous years), the cash flow factor will be reduced to a 25% weighting (40% in previous years) and the discretionary additional factors will be increased to a 50% weighting (20% in previous years). The plan maximum payout of 125% of target awards will remain unchanged.
Amendments to Employment Agreements of Named Executive Officers
The Committee approved and authorized the Company to enter into amendments to the employment agreements of each of the Executives as of February 26, 2009 (the “Effective Date”) to reflect the changes to the Bonus Plan described above.
This description of the amendments is qualified in its entirety by reference to the full text of the form of amendment which is attached hereto as Exhibit 10.1.
Cash Incentive Awards for Named Executive Officers
With falling equity values the Committee elected to add a cash incentive award for the Executives (and for certain other senior leaders) to complement the existing Long-Term Incentive Plan which offers stock options and restricted stock unit awards. The target value of each Executive’s cash incentive award was set so that the sum of his cash incentive, restricted stock unit and stock option awards for 2009 would be substantially equal to or less than the value of his restricted stock unit and option awards in 2008 (calculated at the time of the award).

Under the Executive Officer Cash Incentive Award Agreements, as of the Effective Date, the Company will set a target value for the award to each Executive. Subject to certain early vesting provisions, one-third of the target value will be adjusted on each of the first, second and third anniversaries of the Effective Date, based upon the average price of the Company’s common stock during the portion of the month of February preceding such anniversary as compared to the stock price on the Effective Date. If the stock price increases, then the applicable portion of the award will be increased from target, subject to a cap of 250% of target. If the stock price decreases, then the applicable portion of the award will be decreased from target, potentially to zero. The adjusted values will accumulate without interest until the third anniversary of the Effective Date, when they will vest and become payable, provided that the Executive remains employed by the Company. A pro rata portion of the award is subject to earlier vesting in the event of the Executive’s death, Disability, involuntary termination of employment without Cause, voluntary termination of employment for Good Reason or retirement. Further, in the event of a Change in Control, the award will immediately become payable.
The target value of the cash incentive award to be granted to each of the Executives is as follows:

John C. Plant, President and Chief Executive Officer	$5,366,000
Joseph S. Cantie, Executive Vice President and Chief Financial Officer	$1,490,000
Steven Lunn, Executive Vice President and Chief Operating Officer	$1,756,000
Peter J. Lake, Executive Vice President, Sales and Business Development	$928,000
David L. Bialosky, Executive Vice President, General Counsel and Secretary	$881,000
This description is qualified in its entirety by reference to the full text of the form of Executive Officer Cash Incentive Award Agreement which is attached hereto as Exhibit 10.2.
Retention Agreements for Named Executive Officers
Under the Executive Officer Retention Award Agreements, as of the Effective Date, the Company will grant to each Executive (and to certain other senior leaders) a cash award in return for the Executive remaining employed with the Company for the next 36 months. Subject to certain early vesting provisions, half of each award will vest and become payable on the 18 month anniversary of the Effective Date, provided that the Executive remains employed by the Company. The other half of each award will vest and become payable on the 36 month anniversary of the Effective Date, provided that the Executive remains employed by the Company and the price of the Company’s common stock is greater than $10 on any day during the last six months of the vesting period. A pro rata portion of the award is subject to earlier vesting in the event of the Executive’s death, Disability, involuntary termination of employment without Cause or voluntary termination for Good Reason. Further, in the event of Executive’s involuntary termination of employment without Cause or voluntary termination for Good Reason following or in connection with a Change in Control, the award will immediately become fully vested and payable.

In the event of an Executive’s voluntary termination (other than for Good Reason) or involuntary termination for Cause after receiving the first half of the retention award but prior to reaching the 36 month anniversary of the Effective Date, the Executive must repay such portion of the award.
The retention award to be granted to each of the Executives is as follows:

John C. Plant, President and Chief Executive Officer	$5,000,000
Joseph S. Cantie, Executive Vice President and Chief Financial Officer	$1,800,000
Steven Lunn, Executive Vice President and Chief Operating Officer	$1,400,000
Peter J. Lake, Executive Vice President, Sales and Business Development	$800,000
David L. Bialosky, Executive Vice President, General Counsel and Secretary	$800,000
This description is qualified in its entirety by reference to the full text of the form of Executive Officer Retention Award Agreement which is attached hereto as Exhibit 10.3.
Cash Incentive Awards for Independent Directors
At a meeting held on February 19, 2009, the Board of Directors of the Company approved and authorized the Company to enter into Director Cash Incentive Award Agreements with each of its independent directors as of the Effective Date to offset the reduction in the current value of the restricted stock units awarded to the independent directors. The terms of these agreements generally mirror the terms of the cash incentive award agreements with the named executive officers as described above, with the following exceptions:
•	The director agreements have a one-year vesting schedule;

•	The only early vesting circumstances in the director agreement will be a director’s death (which results in pro rata vesting) or a Change in Control of the Company (which results in full vesting); and

•	Each independent director will receive the same target award, which will be calculated as $75,000 less the value of 3,500 shares of the Company’s common stock on the Effective Date.
The foregoing description is qualified in its entirety by reference to the full text of the form of Director Cash Incentive Award Agreement which is attached hereto as Exhibit 10.4.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.

Exhibit No.	Description

10.1*	Form of Amendment to Employment Agreement, dated as of February 26, 2009, between TRW Automotive Inc. and TRW Limited, as applicable, and each of its named executive officers

10.2*	Form of TRW Automotive Inc. Executive Officer Cash Incentive Award Agreement, dated as of February 26, 2009

10.3*	Form of TRW Automotive Inc. Executive Officer Retention Award Agreement, dated as of February 26, 2009

10.4*	Form of TRW Automotive Inc. Director Cash Incentive Award Agreement, dated as of February 26, 2009

*	Filed herewith

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRW AUTOMOTIVE HOLDINGS CORP.
Dated: February 24, 2009	By:	/s/ David L. Bialosky
David L. Bialosky
Executive Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit No.	Description

10.1	Form of Amendment to Employment Agreement, dated as of February 26, 2009, between TRW Automotive Inc. and TRW Limited, as applicable, and each of its named executive officers

10.2	Form of TRW Automotive Inc. Executive Officer Cash Incentive Award Agreement, dated as of February 26, 2009

10.3	Form of TRW Automotive Inc. Executive Officer Retention Award Agreement, dated as of February 26, 2009

10.4	Form of TRW Automotive Inc. Director Cash Incentive Award Agreement, dated as of February 26, 2009